UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2016

FSB BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37831	81-2509654
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

45 South Main Street, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 223-9080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition

On October 27, 2016, FSB Bancorp, Inc. (the “Company”) issued a press release reporting its financial results at and for the three and nine months ended September 30, 2016.

A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the Securities and Exchange Commission and shall not be deemed filed for any purpose.

Item 9.01            Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.
	99.1	Press release dated October 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FSB BANCORP, INC.
DATE: October 27, 2016	By:	/s/ Kevin D. Maroney
Kevin D. Maroney
Chief Operating Officer and Chief Financial Officer